SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): July 1, 2002.

                           5B TECHNOLOGIES CORPORATION

              DELAWARE                    000-27190               11-3529387
  (State or Other Jurisdiction of   Commission file number     (I.R.S. Employer
   Incorporation or Organization)                            Identification No.)


        100 SUNNYSIDE BOULEVARD                                      11797
           WOODBURY, NEW YORK                                      (Zip Code)
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (516) 677-6100

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                                 Not Applicable

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          (Former name or former address, if changed since last report)

ITEM 5.           OTHER ITEMS.

COMPANY FURLOUGHS ALL OF ITS EMPLOYEES AND INTENDS TO FILE BANKRUPTCY PETITION

         On June 28, 2002, 5B Technologies Corporation (the "Company") furloughed all of its employees and instructed them not to return to work. This action was a consequence of the Company's lender, Connecticut Bank of Commerce ("CBC"), ceasing funding as a result of being closed by government banking authorities. The Company intends to file a petition under Chapter 7 of the Bankruptcy Code early next week.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2002

                                         5B TECHNOLOGIES CORPORATION


                                         By: /s/ George Paganis
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                                                 George Paganis, Interim CEO